RBC Global Asset Management RBC Fixed Income Funds Prospectus July 28, 2022 as supplemented September 9, 2022 RBC Short Duration Fixed Income Fund Class A: RSHFX Class I: RSDIX RBC Ultra-Short Fixed Income Fund Class A: RULFX Class I: RUSIX As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summaries
This Prospectus describes the fixed income funds (the “Funds” or each a “Fund”) offered by RBC Funds Trust. Carefully review this important section, which summarizes the Funds’ investment objectives, principal investment strategies and risks, past performance, and fees.	1 9 17	RBC Short Duration Fixed Income Fund RBC Ultra-Short Fixed Income Fund Important Additional Information

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
	18	Investment Objectives
	18	Principal Investment Strategies
	23	Investing for Temporary Defensive Purposes
	23	Principal Risks
	32	Additional Risks

Management
The Funds are managed by RBC Global Asset Management (U.S.) Inc. (the “Advisor”).	37 39	Investment Advisor Portfolio Managers

Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	40	Pricing of Fund Shares
	42	Investment Minimums
	42	Additional Policies About Transactions
	45	Instructions for Opening an Account
	47	Instructions for Purchasing and Adding to Your Shares
	48	Automatic Investment Plan
	48	Dividends and Distributions and Directed Dividend Option
	49	Selling Your Shares
	50	Instructions for Selling Shares (Redemptions)
	52	Additional Policies on Selling Shares (Redemptions)

Table of Contents

1	54	Exchanging Your Shares
	55	Additional Policies on Exchanges
	55	Additional Shareholder Services
	56	Market Timing and Excessive Trading
	58	Disclosure of Portfolio Holdings
	58	Distribution Arrangements/Sales Charges
	61	Distribution and Service (12b-1) Fees
	62	Shareholder Servicing Plan
	62	Dividends, Distributions and Taxes
	64	Organizational Structure

Financial Highlights
65

Privacy Policy
71

Back Cover
Where to Learn More About the Funds

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Fund Summary	RBC Short Duration Fixed Income Fund

Investment Objective

The Fund seeks to achieve a high level of current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $500,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 60 of this Prospectus.

	Class I	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	1.50%
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None	None [1]
Redemption Fee (as a % of amount redeemed or exchanged within 30 days after the date of purchase)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	0.10%
Other Expenses	0.48%	0.82%

Total Annual Fund Operating Expenses	0.78%	1.22%
Fee Waiver and/or Expense Reimbursement[2]	(0.43)%	(0.77)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.35%	0.45%

1	A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $500,000 or more of Class A shares on which no front-end sales charge was paid.

2	The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.35% of the Fund’s average daily net assets for Class I shares and 0.45% for Class A shares. This expense limitation agreement is in place until July 31, 2023 and may not be terminated by the Advisor prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.

Fund Summary	RBC Short Duration Fixed Income Fund

Example:    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
One Year	$36	$195
Three Years	$206	$456
Five Years	$391	$737
Ten Years	$926	$1,538

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

The Fund typically seeks to maintain a duration of three years or less. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in securities of both U.S. and foreign issuers. The Fund will normally invest in a portfolio of fixed income securities denominated in U.S. Dollars but may invest in securities denominated in currencies of other countries.

In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use interest rate

Fund Summary	RBC Short Duration Fixed Income Fund

futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.

The Advisor uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objective of high level of current income consistent with preservation of capital over the long term. The Advisor will also make active allocation decisions by focusing on sector targets, yield curve exposure and duration of the Fund’s portfolio.

As part of the investment process, the Advisor takes environmental, social and governance (“ESG”) factors into account through an integrated approach within the investment team’s fundamental investment analysis framework.

ESG factors considered may include, but are not limited to, the following: (i) corporate governance; (ii) employee health and safety; (iii) human rights; and (iv) environmental management. The Fund may from time to time invest in derivatives, cash, money market instruments and other similar instruments where ESG integration may not be applicable due to the nature of such instruments.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Interest Rate Risk.     The Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Credit Spread Risk.     The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.

Issuer/Credit Risk.    There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.

Fund Summary	RBC Short Duration Fixed Income Fund

Market Risk.    The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Investment Grade Securities Risk.    The Fund primarily invests in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.

Mortgage-Related Securities Risk.    Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. The value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility.

Asset-Backed Securities Risk.    Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its

Fund Summary	RBC Short Duration Fixed Income Fund

structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Prepayment Risk.    The value of some mortgage-backed and asset-backed securities in which the Fund invests may fall due to unanticipated levels of principal prepayments that can occur when interest rates decline.

Reinvestment Risk.    Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. Call risk is a type of reinvestment risk. It is the possibility that during periods of falling interest rates, issuers may call securities with higher coupon or interest rates before maturity. If a security is called, the Fund may have to reinvest the proceeds at lower interest rates resulting in a decline in the Fund’s income.

U.S. Government Obligations Risk.    Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

High Yield Securities Risk.    High yield securities, which are non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and have a higher risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Liquidity Risk.    The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Valuation Risk.    The Fund’s assets are composed mainly of quoted investments where a valuation price can be obtained from an exchange or similarly verifiable source. However, there is a risk that where the Fund invests in unquoted and/or illiquid investments the values at which these investments are sold may be significantly different from the estimated fair values of these investments.

Derivatives Risk.    Derivatives, including options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of their underlying asset,

Fund Summary	RBC Short Duration Fixed Income Fund

reference rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to, market events than, the underlying asset, reference rate or index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Over-the-counter (“OTC”) derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty, compared to other types of investments. Certain derivatives are required to be exchange traded and/or cleared (which interposes a central clearinghouse to each participant’s derivative transaction) and are subject to margin requirements. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the Fund to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation, as well as liquidity risk.

U.S. Government Intervention in Financial Markets Risk.    Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or the Fund’s investments. Such actions could limit or preclude the Fund’s ability to achieve its investment objective.

Active Management Risk.    The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Net Asset Value (“NAV”) Risk.    The Fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Fund’s investments. The Fund’s NAV per share will fluctuate.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The returns for Class A shares may be different than the returns of Class I shares

Fund Summary	RBC Short Duration Fixed Income Fund

shown in the bar chart and performance table because fees and expenses of the two classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting https://us.rbcgam.com/mutual-funds/ or by calling 1-800-422-2766.

Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
Best quarter:	Q2	2020	4.78%
Worst quarter:	Q1	2020	(2.80)%

The year-to-date return of Class I shares as of June 30, 2022 was (4.24)%.

Performance Table

The table below shows after-tax returns for Class I shares only. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception dates of Class I shares and Class A shares of the Fund are December 30, 2013 and March 3, 2014, respectively. Performance shown for Class A shares prior to its inception date is based on the performance of Class I shares, adjusted to reflect the fees and expenses of Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2021)
	Past Year	Past 5 Years	Since Inception
Class I Before Taxes	(0.08)%	2.40%	2.11%
Class I After Taxes on Distributions	(0.85)%	1.47%	1.23%
Class I After Taxes on Distributions and Sale of Shares	0.07%	1.45%	1.23%
Class A Before Taxes	(0.17)%	2.31%	2.02%
ICE BofA 1-3 Year US Corporate & Government Index (reflects no deduction for fees, expenses or taxes; inception calculated from December 30, 2013)	(0.41)%	1.89%	1.52%

Fund Summary	RBC Short Duration Fixed Income Fund

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Brandon Swensen, Senior Portfolio Manager, of the Advisor, has been a Co-Portfolio Manager of the Fund since 2013.

•	Brian Svendahl, Senior Portfolio Manager, of the Advisor, has been a Co-Portfolio Manager of the Fund since 2013.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 17 of this Prospectus.

Fund Summary	RBC Ultra-Short Fixed Income Fund

Investment Objective

The Fund seeks to achieve a high level of current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Class I	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed or exchanged within 30 days after the date of purchase)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%	0.23%
Distribution and Service (12b-1) Fees	None	0.10%
Other Expenses	0.25%	0.22%

Total Annual Fund Operating Expenses	0.48%	0.55%
Fee Waiver and/or Expense Reimbursement[1]	(0.20)%	(0.17)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.28%	0.38%

1	The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.28% of the Fund’s average daily net assets for Class I shares and 0.38% for Class A shares. This expense limitation agreement is in place until July 31, 2023 and may not be terminated by the Advisor prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.

Example:    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual

Fund Summary	RBC Ultra-Short Fixed Income Fund

expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
One Year	$29	$39
Three Years	$134	$159
Five Years	$249	$290
Ten Years	$584	$673

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

The Fund typically seeks to maintain a duration of 6 to 18 months. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in securities of both U.S. and foreign issuers. The Fund will normally invest in a portfolio of fixed income securities denominated in U.S. Dollars but may invest in securities denominated in currencies of other countries.

In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.

The Advisor uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objectives of high level of current income consistent with preservation of capital over the long term. The Advisor will also make active allocation decisions by focusing on sector targets, yield curve exposure and duration of the Fund’s portfolio.

Fund Summary	RBC Ultra-Short Fixed Income Fund

As part of the investment process, the Advisor takes environmental, social and governance (“ESG”) factors into account through an integrated approach within the investment team’s fundamental investment analysis framework.

ESG factors considered may include, but are not limited to, the following: (i) corporate governance; (ii) employee health and safety; (iii) human rights; and (iv) environmental management. The Fund may from time to time invest in derivatives, cash, money market instruments and other similar instruments where ESG integration may not be applicable due to the nature of such instruments.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Interest Rate Risk.    The Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Credit Spread Risk.    The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.

Issuer/Credit Risk.    There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.

Market Risk.    The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Fund Summary	RBC Ultra-Short Fixed Income Fund

Investment Grade Securities Risk.    The Fund primarily invests in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.

Mortgage-Related Securities Risk.    Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. The value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility.

Asset-Backed Securities Risk.    Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Prepayment Risk.    The value of some mortgage-backed and asset-backed securities in which the Fund invests may fall due to unanticipated levels of principal prepayments that can occur when interest rates decline.

Reinvestment Risk.    Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. Call risk is a

Fund Summary	RBC Ultra-Short Fixed Income Fund

type of reinvestment risk. It is the possibility that during periods of falling interest rates, issuers may call securities with higher coupon or interest rates before maturity. If a security is called, the Fund may have to reinvest the proceeds at lower interest rates resulting in a decline in the Fund’s income.

U.S. Government Obligations Risk.    Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

High Yield Securities Risk.    High yield securities, which are non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and have a higher risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Liquidity Risk.    The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Valuation Risk.    The Fund’s assets are composed mainly of quoted investments where a valuation price can be obtained from an exchange or similarly verifiable source. However, there is a risk that where the Fund invests in unquoted and/or illiquid investments the values at which these investments are sold may be significantly different from the estimated fair values of these investments.

Derivatives Risk.    Derivatives, including options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of their underlying asset, reference rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to, market events than, the underlying asset, reference rate or index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Over-the-counter (“OTC”) derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the

Fund Summary	RBC Ultra-Short Fixed Income Fund

derivative counterparty, compared to other types of investments. Certain derivatives are required to be exchange traded and/or cleared (which interposes a central clearinghouse to each participant’s derivative transaction) and are subject to margin requirements. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the Fund to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation, as well as liquidity risk.

U.S. Government Intervention in Financial Markets Risk.    Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or its investments or preclude the Fund’s ability to achieve its investment objective.

Active Management Risk.    The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Net Asset Value (“NAV”) Risk.    The Fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Fund’s investments. The Fund’s NAV per share will fluctuate.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The returns for Class A shares may be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the two classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s

Fund Summary	RBC Ultra-Short Fixed Income Fund

performance can be obtained by visiting https://us.rbcgam.com/mutual-funds/ or by calling 1-800-422-2766.

Annual Total Returns – Class I Shares

During the period shown in the chart for Class I Shares of the Fund:
Best quarter:	Q2	2020	4.29%
Worst quarter:	Q1	2020	(3.08)%

The year-to-date return of Class I shares as of June 30, 2022 was (3.07)%.

Performance Table

The table below shows after-tax returns for Class I shares only. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception dates of Class I shares and Class A shares of the Fund are December 30, 2013 and March 3, 2014, respectively. Performance shown for Class A shares prior to its inception date is based on the performance of Class I shares, adjusted to reflect the fees and expenses of Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2021)
	Past Year	Past 5 Years	Since Inception
Class I Before Taxes	0.10%	2.05%	1.72%
Class I After Taxes on Distributions	(0.27)%	1.23%	0.95%
Class I After Taxes on Distributions and Sale of Shares	0.06%	1.21%	0.97%
Class A Before Taxes	(0.01)%	1.94%	1.63%
ICE BofA US 1-Year Treasury Bill Index (reflects no deduction for fees, expenses or taxes; inception calculated from December 30, 2013)	0.03%	1.44%	1.06%

Fund Summary	RBC Ultra-Short Fixed Income Fund

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Brandon Swensen, Senior Portfolio Manager, of the Advisor, has been a Co-Portfolio Manager of the Fund since 2013.

•	Brian Svendahl, Senior Portfolio Manager, of the Advisor, has been a Co-Portfolio Manager of the Fund since 2013.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 17 of this Prospectus.

Important Additional Information

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) shares of the Funds by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by wire. The following table provides the Funds’ minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.

Minimum Initial Investment:

Class I	$10,000 ($0 for Qualified Retirement Plans)

Class A	$1,000
Minimum Subsequent Investment:

Class I	None

Class A	None

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

Investment Objectives

Each Fund’s investment objective described in the “Fund Summary” section of this prospectus is non-fundamental and may be changed by the Board of Trustees (“Board”) without shareholder approval.

Principal Investment Strategies

The information below describes in greater detail each Fund’s principal investment strategies. Each Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy. A full discussion of all permissible investments can be found in the Funds’ Statement of Additional Information (“SAI”).

RBC Short Duration Fixed Income Fund.    The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

The Fund typically seeks to maintain a duration of three years or less. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Duration measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will decrease by approximately 3%. Conversely, when the level of interest rates decreases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will increase by approximately 3%. The Fund may invest in securities of both U.S. and foreign issuers. The Fund will normally invest in a portfolio of fixed income securities denominated in U.S. Dollars but may invest in securities denominated in currencies of other countries.

In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.

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The Fund may enter into futures contracts, which are contracts typically traded on an exchange, transacted through a futures commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central counterparty, for the sale of an underlying reference asset for delivery in the future, such as securities, securities indexes, interest rates, foreign currencies and other financial instruments and indexes. The purchase of a futures contract may allow the Fund to increase or decrease its exposure to the underlying reference asset without having to buy or sell the actual asset. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

The Fund may also enter into swaps, which are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (an “uncleared swap”) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (a “cleared swap”).

The Advisor uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objectives of high level of current income consistent with preservation of capital over the long term.

The Advisor will also make active allocation decisions by focusing on sector targets, yield curve exposure and duration of the Fund’s portfolio.

The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.

As part of the investment process, the Advisor takes environmental, social and governance (“ESG”) factors into account through an integrated approach within the investment team’s fundamental investment analysis framework.

ESG factors considered material vary depending on the specific issuer and the industries and geographies in which it operates. ESG factors considered may include, but are not limited to, the following:

•

Corporate governance relates to how an issuer governs itself. This may include considering how the board is structured and whether there is sufficient independence, or if the company has any history or current

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controversies around bribery and/or corruption. It may also consider board compensation among other corporate governance considerations.

•

Employee health and safety relates to how an issuer interacts with its employees and considers their health and safety within its business operations. This may include considering how a company is ensuring that working conditions preserve employee wellbeing, which may be by confirming whether the company has created policies and practices that minimize on the job incidents, amongst other health and safety considerations.

•

Human rights relates to how an issuer interacts with employees, customers, the communities it conducts its business in, and throughout its supply chain to ensure that the company is abiding by international and national human rights laws and agreements. This may include: whether the company has a human rights statement or policy; potential exposure to human rights risks and human rights impact analysis; governance oversight of material human rights related risks; and/or recognition of specific international laws, treaties or standards. It may also include determining whether aspects of the company’s business model may have heightened human rights risks and how those risks are being managed and mitigated, amongst other human rights considerations.

•

Environmental management relates to how an issuer interacts with the environment. This may include considering how the physical risks of climate change may impact a company’s operations and whether those risks are being adequately managed and addressed. It may also consider how a company’s operations may be impacting the air and/or water pollution within the community that the company operates in, and what the company may be doing to reduce these impacts moving forward, amongst other environmental considerations.

The Fund may from time to time invest in derivatives, cash, money market instruments, and other similar instruments where ESG integration may not be applicable due to the nature of such instruments.

RBC Ultra-Short Fixed Income Fund.    The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

The Fund typically seeks to maintain a duration of six to eighteen months. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Duration

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measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of eighteen months (1.5 years) generally will decrease by approximately 1.5%. Conversely, when the level of interest rates decreases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of eighteen months (1.5 years) generally will increase by approximately 1.5%. The Fund may invest in securities of both U.S. and foreign issuers. The Fund will normally invest in a portfolio of fixed income securities denominated in U.S. Dollars but may invest in securities denominated in currencies of other countries.

In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.

The Fund may enter into futures contracts, which are contracts typically traded on an exchange, transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty, for the sale of an underlying reference asset for delivery in the future, such as securities, securities indexes, interest rates, foreign currencies and other financial instruments and indexes. The purchase of a futures contract may allow the Fund to increase or decrease its exposure to the underlying reference asset without having to buy or sell the actual asset. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

The Fund may also enter into swaps, which are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange returns (or differentials in) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. A swap agreement may be negotiated bilaterally and traded OTC between two parties (an uncleared swap) or, in some instances, must be

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (a cleared swap).

The Advisor uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objectives of high level of current income consistent with preservation of capital over the long term.

The Advisor will also make active allocation decisions by focusing on sector targets, yield curve exposure and duration of the Fund’s portfolio.

The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.

As part of the investment process, the Advisor takes environmental, social and governance (“ESG”) factors into account through an integrated approach within the investment team’s fundamental investment analysis framework.

ESG factors considered material vary depending on the specific issuer and the industries and geographies in which it operates. ESG factors considered may include, but are not limited to, the following:

•

Corporate governance relates to how an issuer governs itself. This may include considering how the board is structured and whether there is sufficient independence, or if the company has any history or current controversies around bribery and/or corruption. It may also consider board compensation among other corporate governance considerations.

•

Employee health and safety relates to how an issuer interacts with its employees and considers their health and safety within its business operations. This may include considering how a company is ensuring that working conditions preserve employee wellbeing, which may be by confirming whether the company has created policies and practices that minimize on the job incidents, amongst other health and safety considerations.

•

Human rights relates to how an issuer interacts with employees, customers, the communities it conducts its business in, and throughout its supply chain to ensure that the company is abiding by international and national human rights laws and agreements. This may include: whether the company has a human rights statement or policy; potential exposure to human rights risks and human rights impact analysis; governance oversight of material human rights related risks; and/or recognition of specific international laws, treaties or standards. It may also include determining whether aspects of the company’s business model may have heightened human rights risks and how those risks are being managed and mitigated, amongst other human rights considerations.

•

Environmental management relates to how an issuer interacts with the environment. This may include considering how the physical risks of climate change may impact a company’s operations and whether those risks are being adequately managed and addressed. It may also consider

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

how a company’s operations may be impacting the air and/or water pollution within the community that the company operates in, and what the company may be doing to reduce these impacts moving forward, amongst other environmental considerations.

The Fund may from time to time invest in derivatives, cash, money market instruments, and other similar instruments where ESG integration may not be applicable due to the nature of such instruments.

Investing for Temporary Defensive Purposes

Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, consisting of cash, short-term debt obligations or other high quality investments. This could prevent losses, but, if a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.

Principal Risks

Each of the Funds is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

Because each Fund holds securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up and you can lose money by investing in a Fund.

Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.

The principal risks of investing in each Fund are identified in the “Fund Summary” section of this Prospectus and are further described below.

Active Management Risk.    Each Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Asset-Backed Securities Risk.    Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by

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nongovernmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Credit Spread Risk. The Funds’ investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.

Derivatives Risk. The Funds may use derivatives in connection with their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference, rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives, including options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. The Funds may use derivatives for hedging and non-hedging purposes. The performance of derivatives depends largely on the performance of their underlying asset, reference rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference rate, or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference rate, or index. The use of derivatives may not be successful, and certain of a Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund.

OTC derivatives are traded bilaterally between two parties, which exposes a Fund to heightened liquidity risk, mispricing and valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. A Fund may experience a loss or delay in recovering assets if the OTC counterparty defaults on its obligations.

Under recent financial reforms, certain types of derivatives (e.g., certain swaps) are, and others eventually are expected to be, required to be

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exchange-traded and/or cleared through a clearinghouse that serves as a central counterparty and transacted through an FCM and are subject to margin requirements. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make derivatives transactions risk-free and may subject a Fund to increased costs. With cleared swaps and futures contracts, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of an FCM or the central counterparty with which the Fund has an open position. Additionally, applicable regulators have recently adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps than for cleared derivatives. If an FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets to satisfy its own financial obligations or the payment obligations of another customer. Moreover, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and/or by the FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap.

If losses occur on derivative instruments, the Fund may have to make margin payments. In the event that a Fund does not hold sufficient cash, it may be forced to liquidate assets in order to meet margin calls, and in the event that there is insufficient liquidity in the market this may result in further losses. Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may not result in a higher return on investments, and using leverage could result in a net loss, which in some cases could be unlimited.

Under current regulatory requirements, registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and segregate or earmark assets or enter into offsetting transactions to provide asset coverage for derivative transactions that obligate the Fund to make future payments or deliveries to third parties. Each Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations under OTC derivatives or use other methods to cover its obligations in accordance with SEC Staff Guidance or otherwise comply with applicable SEC requirements.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

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The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Fund, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. For example, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in a Fund’s asset segregation and cover practices. After an eighteen-month transition period, the final rule requires a Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to invest in derivatives, short sales and financing transactions, limit a Fund’s ability to employ certain strategies that use these instruments and/or adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

High Yield Securities Risk.    The Funds may invest in high yield, high risk securities (commonly known as “junk bonds”) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments.

During periods of economic uncertainty and change, the market price of the Funds’ investments and the Funds’ net asset value may be volatile.

Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities have a higher risk of loss, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. Junk bonds have a higher risk of default or are already in default and are considered speculative. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

Interest Rate Risk.    Interest rate risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will decline in value because of

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an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Interest rates and bond yields in the U.S. and many other countries were, until recently, near historically low levels. More recently, interest rates in the U.S. and many other countries have begun rising. Thus, Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. A Fund assumes the risk that the value of the security at delivery may be more or less than the purchase prices. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Convertible securities may or may not decline in value in response to higher interest rates. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date.

Investment Grade Securities Risk.    The Funds may invest in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues. Investments in the Funds are subject to additional risks associated with municipal securities.

Issuer/Credit Risk.    A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate, making it difficult for the Fund to sell such investments. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Information about a security’s credit quality may be imperfect and a security’s credit rating may be downgraded at any time. Investments in the Funds are subject to additional risks associated with the obligor’s ability to make payments on the municipal securities. Municipal securities that the Funds purchase may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Funds’ portfolio securities. Municipal obligations

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which the Funds may acquire include municipal lease obligations which are issued by a state or local government to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Funds.

LIBOR Discontinuance or Unavailability Risk.    The London Interbank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that LIBOR will either cease to be provided by any administrator, or no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. As a result, it is possible that commencing in 2022 (or on a later date, for those LIBOR tenors which are expected to continue until June 2023) LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio.

Liquidity Risk.    Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC defines “liquidity risk” as the risk that a Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Funds because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. Because the Funds’

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principal investment strategies involve foreign (non-U.S.) securities, derivatives and other securities with substantial market and/or credit risk, the Funds will tend to have relatively greater liquidity risk. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market Risk.    One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market. The success of a Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by a Fund. Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses.

Market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For example, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, the current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. To the extent that a Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risk of loss,

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although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market.

Mortgage-Related Securities Risk.    Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Funds to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Funds would tend to drop and the portfolio-weighted average life of such securities held by the Funds may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Funds may, but are not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

Net Asset Value (“NAV”) Risk.    The Funds are not money market funds, do not attempt to maintain a stable NAV, and are not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Funds’ investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Funds’ investments. The Funds’ NAV per share will fluctuate.

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Prepayment Risk.    The value of some mortgage-backed and asset-backed securities in which a Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Principal and interest payments on such securities depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.

Reinvestment Risk.    Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. If interest rates decline, the underlying security may rise in value, but the cash flows received from that security may have to be reinvested at a lower interest rate. Call risk is a type of reinvestment risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce a security’s price. If a fixed-income security is called, a Fund may have to reinvest proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

U.S. Government Intervention in Financial Markets Risk.    Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Each Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

U.S. Government Obligations Risk.    Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the

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issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities remains unclear. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there will be on their creditworthiness and guarantees of certain mortgage-backed securities. Should FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause losses to a Fund. Under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Valuation Risk.    The Funds’ assets are composed mainly of quoted investments where a valuation price can be obtained from an exchange or similarly verifiable source. However, there is a risk that where a Fund invests in unquoted and/or illiquid investments the values at which these investments are sold may be significantly different to the estimated fair values of these investments.

Additional Risks

In addition to the principal investment risks described above, the Funds will generally be subject to the following additional non-principal risks:

Commodity Pool Operator Exclusions and Regulations.    The Advisor is registered as a “commodity pool operator” under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (the “CFTC”) and is subject to regulation as a commodity pool operator. However, the Advisor has claimed on behalf of each Fund an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5, and the Advisor is exempt from registration as a “commodity trading advisor” with respect to the Funds. Accordingly, the Advisor is not subject to regulation as a commodity pool operator or commodity trading advisor with respect to these Funds.

The Funds are also not subject to registration or regulation as a commodity pool operator.

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The terms of CFTC Regulation 4.5 require each of these Funds, among other things, to adhere to certain limits on their investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency forwards. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s or the Funds’ reliance on these exclusions, the Funds’ investment strategies, this Prospectus or the SAI.

Generally, CFTC Regulation 4.5 requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Advisor would be subject to regulation as a commodity pool operator with respect to the Fund. In that case, the Advisor and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational, and other regulations, which could increase Fund expenses.

Counterparty Risk.    A Fund may be subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor to the Funds’ transactions or of any service provider to the Funds. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

ESG Strategy Risk.    The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. The incorporation of ESG factors into the investment analysis which can encourage a greater emphasis on long-term performance may result in the Fund’s forgoing near-term/short-term opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance could vary over time to reflect changes in a company’s ESG performance, which could mean that a company could move from

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being an investment of the Fund to being divested due to ESG concerns, or conversely change from being previously considered not suitable for investment, to becoming investable. Where companies may subsequently be considered not investable for ESG reasons, there may be a delay such that the Fund is temporarily invested in such companies as the Advisor seeks to execute the transactions in an orderly manner to minimize the impact on the Fund. Although ESG information originates from a range of different sources, the assessment of ESG performance is ultimately subjective. As a result, there can be significant differences in interpretations of what it means for a company to qualify for investment. For instance, the Advisor may determine that a particular security has demonstrated sufficiently improving management and/or performance practices affecting the quality of its business related to the Advisor’s internal priority ESG considerations, such that the Advisor considers it is suitable to invest in, while another investor may have a different view

Foreign Risk.    Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from political, diplomatic, or regional conflicts; terrorism or war; internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity, such as the imposition of exchange controls, confiscation of assets and property and other government restrictions; or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Large Shareholder Transactions Risk.    A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact a Fund’s performance.

Liquidation Risk.    To the extent authorized by law, the Funds reserve the right to discontinue offering shares at any time, merge, reorganize itself or any class of shares or cease operations and liquidate.

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Municipal Obligations Risk.    Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds. Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. Given the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, risks associated with municipal obligations are heightened.

Operational Risk.    The Funds’ investments may be adversely affected due to the operational process of the Funds’ service providers, including the Advisor, transfer agent, custodian or administrator. The Funds may be subject to losses arising from inadequate or failed internal controls, processes and systems, or from human or external events.

Portfolio Turnover Risk.    Increased portfolio turnover may result in higher transaction costs, which may have a negative effect on a Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Regulatory Risk.    Entities that are part of banking organizations, such as the Advisor and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Advisor and its affiliates from engaging in certain trading activities, which may adversely impact the Funds. For example, the so-called “Volcker Rule” prohibits the Advisor and its affiliates from engaging in certain trading activities. A Fund may be adversely

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impacted by this rule if the Advisor or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent a Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.

Sovereign Debt Risk.    The Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Tax Risk.    The Funds may be more adversely impacted by changes in tax rates and policies than the money market funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal and state income tax rates applicable to, or the continuing tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status can therefore significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. Also, in some cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal security is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel provided to the issuers at the time of issuance. The Advisor relies on these opinions and will not review the basis for them, so there is a risk that income from these securities could be taxable.

Variable Rate Demand Note Risk.    The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.

Management

Investment Advisor

The Funds are advised by RBC Global Asset Management (U.S.) Inc., a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 89,000 people who serve 17 million personal, business, public sector and institutional clients in Canada, the U.S. and 27 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. The Advisor maintains its offices at 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402. As of June 30, 2022, the Advisor’s investment team managed approximately $45.6 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.

For the advisory services the Advisor provides, each Fund paid a fee (expressed as a percentage of average daily net assets) during the fiscal year ended March 31, 2022 as follows:

RBC Short Duration Fixed Income Fund	0.30%

RBC Ultra-Short Fixed Income Fund	0.23%

The Advisor has contractually agreed to waive fees and/or pay operating expenses through July 31, 2023 for each of the RBC Short Duration Fixed Income Fund and the RBC Ultra-Short Fixed Income Fund in order to maintain net annual fund operating expenses of the Funds as set forth below:

	Class I	Class A

RBC Short Duration Fixed Income Fund	0.35%	0.45%

RBC Ultra-Short Fixed Income Fund	0.28%	0.38%

The expense limitation agreement excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of each Fund’s business and fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company. The Advisor is entitled to recoup from each Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.

Management

Information regarding the factors considered by the Board of Trustees of each Fund in connection with the most recent approval of the Investment Advisory Agreements with the Advisor is provided in the Funds’ Semi-Annual Report for the six months ended September 30, 2021.

The Advisor provides certain administrative services necessary for the operation of the Funds, including among other things, (i) providing office space, equipment and facilities for maintaining the Funds’ organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds’ Advisor, Quasar Distributors, LLC (the “Distributor”), custodian, independent accountants, legal counsel and others.

Effective November 1, 2021, RBC Global Asset Management has aligned the operations of the Advisor and certain of its asset management affiliates. In particular, beginning on November 1, 2021, the Advisor and BlueBay Asset Management USA LLC (“BlueBay-U.S.”) have combined their respective U.S. fixed income teams into a single multi-disciplinary team, and have consolidated the businesses’ U.S. legal entity structure, with BlueBay-U.S. merging with and into the Advisor. In connection with this integration, the Advisor will utilize services of its affiliate BlueBay Asset Management LLP (“BlueBay-U.K.”), a SEC-registered investment adviser based in London, U.K.

Prior to November 1, 2021, the Board of Trustees approved a new investment advisory agreement between the Fund and the Advisor to accommodate this integration and the new investment advisory agreement was subsequently approved by shareholders.

Additional Payments.    The Advisor may make payments, out of its own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Funds’ shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

Conflicts of Interest Risk.    An investment in a Fund may be subject to actual or potential conflicts of interest. For example, the Advisor and/or its affiliates may face conflicts of interest when receiving compensation for services provided by affiliates or in the side-by-side management of Funds and other client accounts. The Advisor and/or its affiliates may make investment decisions that differ from and/or negatively impact those made on behalf of a Fund. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

Management

Portfolio Managers

The Advisor is responsible for the overall management of each Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Funds’ portfolios. The individuals jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are set forth below:

Portfolio Manager	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
Brandon Swensen	Senior Portfolio Manager	Co-Portfolio Manager of the Fund since 12/2013	24 years	BS, St. Cloud State University and MBA, University of St. Thomas, CFA Member	Senior Portfolio Manager, Managing Director and Co-Head, U.S. Fixed Income, at the Advisor since 2012, Senior Portfolio Manager at the Advisor since 2008, and Research and Financial analyst at the Advisor since 2000.

Brian Svendahl	Senior Portfolio Manager	Co-Portfolio Manager of the Fund since 12/2013	31 years	BS, University of Minnesota, BBA and MBA, University of Minnesota, Carlson School of Management, Director and CFA Member	Senior Portfolio Manager. Managing Director and Co-Head, U.S. Fixed Income, at the Advisor since 2012, Managing Director and Senior Portfolio Manager at the Advisor since 2005.

Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage is available in the Funds’ SAI.

Shareholder Information

Pricing of Fund Shares

How NAV Is Calculated.    The NAV is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is calculated by adding the total value of a Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.

1.	NAV is calculated separately for each class of shares.

2.	You can find the Funds’ NAVs daily in various newspapers, at www.bloomberg.com, www.rbcgam.com, or by calling 1-800-422-2766.

NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding

The per share NAV of each Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price their shares as of the regularly scheduled NYSE closing time, if the particular disruption directly affects only the NYSE (“Value Time”).

Your order for purchase, sale or exchange of shares is based on the next applicable price calculated after your order is received in good order by the Funds’ transfer agent. For example: If you place a purchase order to buy shares of a Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV, plus any applicable sales charge, calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV, plus any applicable sales charge, calculated on the next business day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Funds’ transfer agent at the time it is received by the intermediary.

You may purchase, redeem, or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE if the primary trading markets of the Funds are disrupted as well. Even if the NYSE is closed, a Fund may accept purchase, redemption, and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Funds would also price shares in accordance with the above procedures.

Valuation of Portfolio Securities.    On behalf of each Fund, the Board of Trustees has approved Pricing and Valuation Procedures of the Advisor for determining the value of Fund shares in accordance with applicable law. The Funds’ securities are generally valued at current market prices. In accordance

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with the Funds’ pricing and valuation procedures, fixed income securities are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities. In general, when the market value of a portfolio security is readily available, the Funds will rely on independent pricing services that provide market data to determine the value of such portfolio security. A security’s valuation shall be considered a readily available market quotation only when that quotation is an unadjusted quoted price in an active market for an identical investment that a Fund may access on the measurement date. A quotation will not be readily available if it is not reliable. If a quotation is deemed to be unreliable, is not a quoted price in an active market or there is a significant valuation event affecting the value of the security, the fair value of the security shall be determined by the Advisor as set forth in the Pricing and Valuation Procedures.

The market value of an equity security is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are generally priced using valuations provided by independent pricing services. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Exchange traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.

The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available from a pricing service or independent broker-dealer, or the valuations are deemed to be unreliable or do not accurately reflect the value of the securities, “fair valuation” methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies may also be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include, but are not limited to, the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the Value Time; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. These methodologies are intended to ensure that each

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Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution.

Investment Minimums

You may purchase shares of the Funds through the Funds’ Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement plans, there is no minimum requirement for initial investment in the Funds. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Minimum Initial Investment
Class I Shares and Class A Shares	Amount
Account Type
Regular Account (Class I Shares)	$10,000
Regular Account (Class A Shares)	$1,000
Through Qualified Retirement Plans	$0

Minimum Subsequent Investment
Amount
Class I	None

Class A	None

1

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund which are processed based on the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bank Global Fund Services. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers.

Additional Policies About Transactions

The Funds cannot process transaction requests unless they are properly completed as described in this section. The Funds may cancel or change their transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

All purchases must be in U.S. Dollars. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks, or any conditional order or payment.

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The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned.

The Funds may waive their minimum purchase requirement. Each of the Funds, the Distributor, the Advisor or the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Funds and their shareholders. The Funds do not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.

Telephone Purchase, Exchange and Redemption Privileges.

Shareholders who open accounts with the RBC Funds can accept telephone purchase, exchange and redemption privileges on the account application. If you call the Funds, the Funds’ representative may request personal identification and may record the call. IRA account holders may redeem or exchange shares by telephone. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. Shareholders redeeming from IRA accounts by telephone will be asked whether or not to withhold taxes from any distribution.

Class I and Class A Eligibility.    Class I shares are offered by each Fund to institutions or individuals with a $10,000 minimum requirement for initial investment. Class A shares are offered by each Fund to institutions or individuals with a $1,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. The minimum requirement for initial investment for the Funds listed in this Prospectus does not apply to investments by employees of the Advisor (and their affiliates), officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings). There is no minimum required for additional investments.

Investors who hold Class I shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

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IRA and Keogh Account Maintenance Fees.    A $15 annual maintenance fee is charged on all IRA and Keogh accounts. Multiple IRA or Keogh accounts associated with a single social security number are charged a maximum annual maintenance fee of $30. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular social security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time. Additionally, a $25 fee will be imposed on non-periodic withdrawals or terminations from IRAs and Keogh plans.

Corporations, Trusts and Other Entities.    Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Sales Limited to U.S. Citizens and Resident Aliens.    Shares of the Funds are generally offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.

Anti-Money Laundering Procedures.    Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we may reject and return your application, close your account, or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information.

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Instructions for Opening an Account

If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation.

You may purchase shares directly from a Fund by completing a new account application. Contact U.S. Bank Global Fund Services, the Funds’ transfer agent at 1-800-422-2766 or go to www.rbcgam.com to obtain an application. Once completed, you may submit your application by following one of the steps below.

By Mail	Initial Purchases and All Correspondence RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check payable to “RBC Funds” and include the name of the Fund in which you are investing on the check.

3. Mail or courier application and payment to the applicable address above.

4.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank N.A. ABA # 075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further credit: RBC Funds Shareholder Name and Account Number	To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver overnight your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire as indicated here. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wiring system, or from incomplete wiring instructions.

By Exchange from Another RBC Fund	1-800-422-2766 or www.rbcgam.com	If you already have an account with us and your account is authorized for telephone and/or Internet transaction privileges, you may open an account in all RBC Funds except the following: U.S. Government Money Market Fund (RBC Institutional Class 2 and RBC Investor Class). The names and registrations on the accounts must be identical. The exchange must meet the applicable minimum exchange amount requirement.

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Lost Accounts/ Unclaimed Assets	Please note that based upon statutory requirements for returned mail, the Funds and the transfer agent will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

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Instructions for Purchasing and Adding to Your Shares

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

By Telephone	1-800-422-2766	If you elected telephone options on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to the Funds’ deadline, your shares will be purchased at the net asset value, plus any applicable sales charge, calculated on the day your order is placed.

By Mail	Subsequent Purchases – Regular Mail RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Subsequent Purchases – Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

1. Mail the detachable stub from your confirmation statement. Or, if unavailable, provide the following information with your payment:

• Account name and account number

• Fund name

• Share class

2. Make check payable to “RBC Funds” and include your account number on the check.

3. Mail or courier stub and payment to the applicable address above.

4.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or requests does not constitute redemption receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank, N.A. ABA #075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further Credit: RBC Funds Shareholder Name and Account Number

Wire share purchases should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Funds by telephone that you have sent a wire purchase order to U.S. Bank, N.A.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange from Another RBC Fund	Please refer to the information under “Exchanging Your Shares” below.

Automatic Investment Plan (Class A Shares only)	You may establish an Automatic Investment Plan to make additional purchases at regular intervals from your pre-established bank account. Your financial institution must be a member of the Automated Clearing House (ACH) to participate.

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You can also add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Automatic Investment Plan

Once your account has been established, you may make additional purchases of Class A shares at regular intervals through the Automatic Investment Plan (AIP). This Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. In order to participate in the Plan your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-800-422-2766 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.

Dividends and Distributions and Directed Dividend Option

Dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution and other class-specific operating expenses. Capital gains, if any, are distributed at least annually. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and/or dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, have distributions reinvested in the Funds, or into another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”) without a sales charge. You should maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time in writing or by telephone at least five days prior to the record date of the distribution.

If you elect to receive distributions and/or capital gains paid in cash, and if the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes”).

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Selling Your Shares

You may withdraw from your account at any time. Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings

Withdrawing Money From Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee from either a Medallion program member or a non-Medallion program member is required to redeem shares in the following situations:

•	If you are requesting a change in ownership on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days;

•	For all redemptions in excess of $50,000 from any shareholder account.

The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Please refer to “Additional Policies on Selling Shares (Redemptions)” below.

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Instructions for Selling Shares (Redemptions)

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone	1-800-422-2766	You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Funds will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the name(s) of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

1.  In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed.

2. Mail or courier the letter to the applicable address above.

3.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	Redemption proceeds may be wired to your pre-identified bank account. A $15 fee may be deducted from your redemption proceeds for complete and share redemptions. In the case of a partial redemption, the fee of $15 may be deducted from the remaining account balance. If your written request is received in good order before 4:00 p.m. Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability.

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Systematic Withdrawal Plan (Class A shares only)

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (SWP). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

You may specify a dollar amount to be withdrawn monthly, quarterly or annually. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic withdrawal plan (SWP). If you wish to establish a SWP, please complete this section of the account application or contact the transfer agent for further instructions.

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Additional Policies on Selling Shares (Redemptions)

For accounts held directly with the Funds, the length of time that the Funds typically expect to pay redemption proceeds depends on whether payment is made by ACH, wire or check. The Funds typically expect to make payments of redemption proceeds by wire or ACH within two business days following receipt of the redemption order by the Funds. For payment by check, the Funds typically expect to mail the check within two business days following receipt of the redemption order by the Funds.

For accounts held through a financial intermediary, the length of time that the Funds typically expect to pay redemption proceeds depends on the method of payment and the agreement between the financial intermediary and the Funds. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or ACH or by mailing a check within two business days following receipt of a redemption order from the financial intermediary by the Funds. For payments that are made to your financial intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the financial intermediary within one to two business days following receipt of the redemption order from the financial intermediary by the Funds. The settlement of redemption proceeds is determined by the Depository Trust and Clearing Corporation (“DTCC”) based on the order transmitted through Fund/SERV.

Each Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. Redemptions of Fund shares may be suspended when trading on the NYSE is closed or is restricted, in the event of an early or unscheduled close of the primary trading markets for the Fund’s portfolio instruments, or during an emergency which makes it impracticable for the applicable Fund to dispose of its securities or to determine the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, a Fund may delay redemption payments for more than seven days, as permitted by law.

In addition, a temporary hold may be placed on the payment of redemption proceeds if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to

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10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction.

The Funds cannot accept requests that contain special conditions or effective dates. The Funds may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or divorce decree.

If you purchased your shares by check, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 calendar days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Redemption in Kind.    Each Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. In addition to paying redemption proceeds in cash, each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will also bear the market risk of the securities you hold until the securities are sold. While the Funds do not routinely use redemptions in-kind, the Funds reserve the right to use redemptions in-kind to manage the impact of large redemptions on the Funds. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after receipt of the redemption order by the Fund. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

Minimum Account Size.    You must maintain a minimum account value equal to the current minimum regular initial investment, which is $10,000 for Class I shareholder accounts and $1,000 for Class A shareholder accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC fees will be imposed on shares redeemed as a result of involuntary account closing.

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Exchanging Your Shares

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between all RBC Funds except the following: U.S. Government Money Market Fund (RBC Institutional Class 2 and RBC Investor Class).

By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

1.  In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2 Mail or courier the letter to the applicable address above.

3.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s office.

Monthly Exchanges	You may authorize monthly exchanges from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Shareholder Information

Additional Policies on Exchanges

With the exception of exchanges to or from the U.S. Government Money Market Fund (whose shares are offered through another prospectus), the share class must be the same in the two funds involved in the exchange. Except for exchanges of Class A shares of the Funds into Class A shares of any other RBC Fund, no front-end sales charge will be assessed. Because Class A shares of the RBC Short Duration Fund are subject to a lower maximum front-end sales charge than other RBC Funds (and prior to the date of this prospectus were not subject to any front-end sales charge) and Class A shares of the RBC Ultra-Short Fixed Income Fund are not subject to a front-end sales charge, you will be subject to the payment of a sales charge at the time of exchange into Class A shares of any other RBC Fund based on the amount that you would have owed if you directly purchased Class A shares of that RBC Fund (less any sales charge previously paid for such shares of the RBC Short Duration Fixed Income Fund or in connection with shares exchanged for such shares of the Funds, as applicable). In addition, purchases of Class A shares of the Funds are not included in the calculations of rights of accumulation and other reductions of sales charges applicable to purchases of other RBC Funds. For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Call us for a free copy or contact your investment representative. With the exception of exchanges to the U.S. Government Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into. Exchanges to the U.S. Government Money Market Fund will be into the RBC Institutional Class 1 shares. The names and registrations on the two accounts must be identical. You should review the prospectus of the fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

Additional Shareholder Services

Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.

•	Uniform Transfers/Gifts to Minors Accounts

•	TOD Accounts

•	Accounts for corporations, partnerships and retirement plans

•	Coverdell Education Savings Accounts

•	Traditional IRA accounts

•	Roth IRA accounts

•	Simplified Employee Pensions

Telephone Services.    Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Funds by telephone or may encounter higher than usual call waits. If this happens, contact the Funds by mail or allow sufficient

Shareholder Information

time to place your telephone transaction. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

Shareholder Mailings.    To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Funds may send only one prospectus and other similar documents, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

Market Timing and Excessive Trading

Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. On behalf of the RBC Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Funds for costs associated with it.

Restriction and Rejection of Purchase or Exchange Orders.    The RBC Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC.

If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account may be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these

Shareholder Information

limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The RBC Funds’ policy limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the RBC Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the RBC Funds may be limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the RBC Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the RBC Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate an investor’s exchange privilege without prior notice.

Risks Presented by Excessive Trading Practices.    Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. The RBC Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to

Shareholder Information

reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk.

To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI. The Funds also make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.com. Within 15 calendar days of month-end, each Fund’s top ten holdings and related weightings, the total number of Fund holdings and a Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. Within 10 business days of fiscal quarter-end, each Fund’s portfolio holdings and their weightings are posted until replaced by the next quarter’s information. In addition, each Fund’s portfolio holdings as of the most recent first and third fiscal quarter-end as filed on Form N-PORT are posted on the Funds’ website within 60 days after the applicable quarter-end.

Distribution Arrangements/Sales Charges

The Class I shares of the Funds have no sales charges or distribution/service fees. The Class A shares of the RBC Ultra-Short Fixed Income Fund have no sales charges, but have distribution/service (12b-1) fees of 0.10%*. The sales charges and fees you will pay as an investor in the share classes offered by

Shareholder Information

the RBC Short Duration Fixed Income Fund and ways to qualify for reduced sales charges are discussed below.

	Class A	Class I

Sales Charge (Load)	Maximum sales charge of 1.50%. See Schedule below. CDSC of 1.00% on purchases of $500,000 or more for redemptions within 12 months of purchase.	None

Distribution and Service (12b-1) Fee	0.10%*	None

Fund Expenses	Higher annual expenses than Class I shares.	Lower annual expenses than Class A shares.

*	Under the 12b-1 Plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of the Fund. Currently, the Board of Trustees has approved an annual limit of 0.10% for Class A shares.

The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of shares is more appropriate for you.

Front-End Sales Charges.    Front-end sales charges are imposed on sales of Class A shares of the RBC Short Duration Fixed Income Fund. The sales charge decreases with larger purchases. For example, if you invest more than $500,000, or if your cumulative purchases or the value on your account is more than $500,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares,” below.) This sales charge will be waived for purchases (i) in accounts invested through wrap programs in which the RBC Funds participate, (ii) through “one-stop” mutual fund networks, (iii) through trust companies and banks acting in a fiduciary, advisor, agency, custodial or similar capacity, or (iv) through group retirement plans. The amount paid for an investment, known as the “offering price,” includes any applicable front-end sales charges. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below. There is no sales charge on reinvested dividends and distributions. Also shown in the table is the portion of the front-end sales charge that is paid to dealers expressed as a percentage of the offering price of the Fund’s shares.

	Sales Charges as a Percentage of				Dealer Concession as a Percentage of Offering Price
For Purchases:	Offering Price		Net Amount Invested
Less than $499, 999.99	1.50%		1.52%		1.20%
$500,000 and over	0.00%	*	0.00%	*	0.00%

*	A 1.00% CDSC is imposed on redemptions within 12 months of purchase. See “Contingent Deferred Sales Charge,” below.

Shareholder Information

Reducing the Initial Sales Charge on Purchases of Class A Shares

Combining Accounts of Family Members.    You may combine accounts in RBC Funds Class A shares of the RBC Short Duration Fixed Income Fund and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC Ultra-Short Fixed Income Fund) in order to qualify for a reduced sales charge (load). The following types of accounts may be aggregated for purposes of reducing the initial sales charge.

•	Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)

•	Single-participant retirement plan accounts owned by you or your immediate family

•	Trust accounts established by you or your immediate family

You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.

Letter of Intent.    By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of RBC Funds Class A shares of the RBC Short Duration Fixed Income Fund and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC Ultra-Short Fixed Income Fund). Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 1.50% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with RBC Funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Rights of Accumulation.    For the purpose of qualifying for the lower sales charge rates that apply to larger purchases, you may combine your new purchase of Class A shares with shares of currently owned holdings in Class A shares of all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC Ultra-Short Fixed Income Fund). The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on NAV of all other Class A shares you own. You may need to provide your financial

Shareholder Information

advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction. PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE RBC FUNDS, YOU MUST NOTIFY YOUR FINANCIAL ADVISOR AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT NOTIFY YOUR FINANCIAL ADVISOR THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.

Contingent Deferred Sales Charges.    A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $500,000 or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.

Waiving Contingent Deferred Sales Charges (Class A Shares).    The contingent deferred sales charge on Class A shares may be waived in the following cases:

•	Redemptions due to death or disability of the shareholder.

•	Redemptions due to the complete termination of a trust upon the death of the trust or/grantor or beneficiary.

•	Tax-free returns of excess contributions to IRAs.

•

Permitted exchanges of shares between funds. (However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.)

The contingent deferred sales charge on Class A shares may also be waived in the following two cases, if together such transactions do not exceed 12% of the value of an account annually:

•	Redemptions through a systematic withdrawal plan.

•	Redemptions due to receiving required minimum distributions (“RMD”) from retirement accounts upon reaching RMD age.

The Fund does not provide additional information on sales charges on its website because the information is contained in the Prospectus, which is available on the Fund’s website at www.dfinview.com/usrbcgam.

Distribution and Service (12b-1) Fees

Each Fund has adopted a plan under Rule 12b-1. 12b-1 fees paid pursuant to the plan compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1

Shareholder Information

fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Each Fund pays a 12b-1 fee equal to 0.10% of the average daily net assets of Class A shares for marketing activities. Under the 12b-1 Plan, each Fund is authorized to pay directly the Distributor, Advisor or their affiliates in connection with the distribution and marketing of Class A shares a fee equal to 0.10% of the average daily net asset value of Class A shares of each Fund. The fee may also be used to compensate dealers and others that have entered into an agreement with the Distributor or Advisor to provide marketing services relating to Class A shares of the Funds. Under the 12b-1 Plan the Fund is also authorized to pay fees to be used to pay firms that enter into agreements with the Distributor or Advisor to provide services to Class A shareholders of a Fund, including responding to shareholder inquires and assisting shareholders with their accounts. Currently, the Board of Trustees has approved a 12b-1 fee of 0.10% for Class A shares.

Shareholder Servicing Plan

The Trust has adopted an Amended and Restated Shareholder Servicing Plan (the “Servicing Plan”) that allows Class A, Class I and Class IS shares of the Funds to pay service fees to firms that provide shareholder services (“Intermediaries”). Under the Servicing Plan, if an Intermediary provides shareholder services, including but not limited to responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder servicing fees to the Intermediary at an annual rate not to exceed 0.15% of the average daily value of net assets of the relevant share class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

Dividends, Distributions and Taxes

Dividends and Distributions.    Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare dividends daily and distribute its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Annual Statements.    Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to

Shareholder Information

issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend.”    At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations.    Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of each Fund is primarily derived from investments earning interest rather than divided income, generally none or only a small portion of the income dividends paid to you by a Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

Sale or Redemption of Fund Shares.    You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in a Fund, including an exchange for shares of another RBC Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. A Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact

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that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax.    An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding.    By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at the applicable rate on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes.    Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state, local and foreign taxes.

Non-U.S. Shareholders.    Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Organizational Structure

RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees.

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance for the past five fiscal years of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose Report of the Independent Registered Public Accounting Firm, along with each Fund’s financial statements, is included in the Funds’ Annual Report, which is available free of charge at www.dfinview.com/usrbcgam or by calling 1-800-422-2766.

Financial Highlights

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/22	$10.18	0.12	(0.41)	(0.29)	(0.13)	(0.07)	(0.20)	$9.69
Year Ended 3/31/21	9.98	0.17	0.21	0.38	(0.18)	—	(0.18)	10.18
Year Ended 3/31/20	9.94	0.25	0.04	0.29	(0.25)	—	(0.25)	9.98
Year Ended 3/31/19	9.85	0.24	0.09	0.33	(0.24)	—	(0.24)	9.94
Year Ended 3/31/18	9.97	0.20	(0.12)	0.08	(0.20)	—	(0.20)	9.85

Class I
Year Ended 3/31/22	$10.16	0.13	(0.40)	(0.27)	(0.14)	(0.07)	(0.21)	$9.68
Year Ended 3/31/21	9.98	0.18	0.19	0.37	(0.19)	—	(0.19)	10.16
Year Ended 3/31/20	9.94	0.25	0.05	0.30	(0.26)	—	(0.26)	9.98
Year Ended 3/31/19	9.84	0.25	0.10	0.35	(0.25)	—	(0.25)	9.94
Year Ended 3/31/18	9.97	0.21	(0.13)	0.08	(0.21)	—	(0.21)	9.84

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

Financial Highlights

RBC Short Duration Fixed Income Fund (cont.)

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/22	(2.84)%	$887	0.45%	1.18%	1.22%	76%
Year Ended 3/31/21	6.45%	419	0.45%	1.70%	1.58%	54%
Year Ended 3/31/20	0.34%	294	0.45%	2.48%	2.07%	33%
Year Ended 3/31/19	3.44%	310	0.45%	2.41%	1.99%	48%
Year Ended 3/31/18	0.78%	526	0.45%	1.98%	1.71%	55%

Class I
Year Ended 3/31/22	(2.66)%	$54,469	0.35%	1.30%	0.78%	76%
Year Ended 3/31/21	6.35%	64,179	0.35%	1.79%	0.68%	54%
Year Ended 3/31/20	0.45%	56,016	0.35%	2.53%	0.79%	33%
Year Ended 3/31/19	3.65%	27,563	0.35%	2.55%	1.04%	48%
Year Ended 3/31/18	0.78%	25,482	0.35%	2.10%	0.99%	55%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

Financial Highlights

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/22	$9.99	0.08	(0.26)	(0.18)	(0.08)	(0.08)	$9.73
Year Ended 3/31/21	9.58	0.13	0.42	0.55	(0.14)	(0.14)	9.99
Year Ended 3/31/20	9.89	0.23	(0.29)	(0.06)	(0.25)	(0.25)	9.58
Year Ended 3/31/19	9.84	0.24	0.06	0.30	(0.25)	(0.25)	9.89
Year Ended 3/31/18	9.90	0.18	(0.06)	0.12	(0.18)	(0.18)	9.84

Class I
Year Ended 3/31/22	$9.98	0.09	(0.26)	(0.17)	(0.09)	(0.09)	$9.72
Year Ended 3/31/21	9.57	0.14	0.42	0.56	(0.15)	(0.15)	9.98
Year Ended 3/31/20	9.87	0.25	(0.29)	(0.04)	(0.26)	(0.26)	9.57
Year Ended 3/31/19	9.83	0.25	0.04	0.29	(0.25)	(0.25)	9.87
Year Ended 3/31/18	9.88	0.19	(0.05)	0.14	(0.19)	(0.19)	9.83

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

Financial Highlights

RBC Ultra-Short Fixed Income Fund (cont.)

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/22	(1.81)%	$46,963	0.38%		0.78%	0.55%	62%
Year Ended 3/31/21	5.78%	16,173	0.38%		1.30%	0.81%	56%
Year Ended 3/31/20	(0.67)%	5,745	0.38%		2.34%	1.07%	93%
Year Ended 3/31/19	3.04%	1,728	0.38%		2.41%	1.30%	57%
Year Ended 3/31/18	1.21%	1,978	0.39	%(b)	1.83%	1.54%	68%

Class I
Year Ended 3/31/22	(1.72)%	$102,986	0.28%		0.87%	0.48%	62%
Year Ended 3/31/21	5.89%	79,747	0.28%		1.42%	0.77%	56%
Year Ended 3/31/20	(0.47)%	34,948	0.28%		2.56%	0.99%	93%
Year Ended 3/31/19	3.04%	30,249	0.28%		2.57%	1.07%	57%
Year Ended 3/31/18	1.42%	21,577	0.29	%(b)	1.89%	1.08%	68%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	Beginning October 2, 2017, the net operating expenses were contractually limited to 0.38% and 0.28% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

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Privacy Policy

RBC Funds

Notice of Privacy Policy & Practices

The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the RBC Funds’ shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to our affiliates and to third parties who are not affiliated with the RBC Funds. Our affiliates are companies that are related by common ownership or control.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•  Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•  Account History, including information about the transactions and balances in a customer’s accounts; and

•  Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information

We may disclose all of the information described above to our affiliates and to certain third parties who are not affiliated with the RBC Funds under one or more of these circumstances:

•  As Authorized — if you request or authorize the disclosure of the information.

•  As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

•  Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports

We require service providers to the RBC Funds:

•  To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;

•  To maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the RBC Funds;

•  To maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of Regulation S-P.

Delegation	The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds’ transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports (Reports):

The Funds’ Reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI):

The Funds’ SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the Reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds, or contacting the Funds at:

RBC Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone: 1-800-422-2766

You may also visit the Funds’ website at https://us.rbcgam.com/mutual-funds/ for a free copy of the Funds’ Prospectus, SAI or Reports.

Information from the Securities and Exchange Commission:

You can review and obtain copies of Fund documents from the SEC as follows:

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.	RBC FI PROSP 7/22